Related party transactions (Tables)	6 Months Ended
Jun. 30, 2023
Related Party Transactions [Abstract]
Schedule of related party transactions
The below table provides an analysis of related party revenues for periods presented in this report.

	Successor		Successor		Predecessor
(In $ millions)	Three months ended June 30, 2023	Three months ended June 30, 2022	Six months ended June 30, 2023	Period from February 23, 2022 through June 30, 2022	Period from January 1, 2022 through February 22, 2022
Management fees revenues (a)	55	46	112	60	12
Reimbursable revenue (b)	7	4	14	5	3
Lease revenue (c)	7	7	14	9	4
Other (d)	3	—	6	—	—
Total related party operating revenues	72	57	146	74	19
(a) Seadrill has provided management and administrative services to Sonadrill, SeaMex, and PES, and operational and technical support services to SeaMex and Sonadrill. These services were charged to our affiliates on a cost-plus mark-up or dayrate basis. Following the disposal of our remaining 35% equity interest in PES on February 24, 2023, PES and SeaMex are no longer related parties of Seadrill and any revenue earned subsequent to that date has been excluded from the above results.
(b) We recognized reimbursable revenues from Sonadrill for project work related to the Libongos, Quenguela, and West Gemini rigs.
(c) Lease revenue earned on the charter of the West Castor, West Telesto and West Tucana to Gulfdrill.
(d) On July 1, 2022, Seadrill novated their drilling contract for the West Gemini in Angola to the Sonadrill joint venture and leased the West Gemini to Sonadrill for the duration of that contract and the follow-on contract, entered into directly by Sonadrill, at a nominal charter rate, based on a commitment made under the terms of the joint venture agreement. At the commencement of the lease, we recorded a liability representing the fair value of the lease commitment which we amortize as other revenue, on a straight-line basis, over the lease term.
Related party operating expenses
The below table provides an analysis of related party operating expenses for periods presented in this report.

	Successor		Successor		Predecessor
(In $ millions)	Three months ended June 30, 2023	Three months ended June 30, 2022	Six months ended June 30, 2023	Period from February 23, 2022 through June 30, 2022	Period from January 1, 2022 through February 22, 2022
West Hercules lease (e)	—	—	—	—	(3)
Total related party operating expenses	—	—	—	—	(3)
(e) Seadrill incurred operating lease expense related to its lease of the West Hercules following a lease modification in August 2021 which resulted in the lease being reclassified as an operating lease rather than a finance lease. Refer to Note 20 - ''Leases'' for further details. Following emergence from Chapter 11 proceedings, SFL is no longer a related party.
Related party receivable balances
The below table provides an analysis of related party receivable balances for periods presented in this report.

(In $ millions)	As at June 30, 2023	As at December 31, 2022
Trading and other balances (f)	8	28
Allowance for expected credit losses (g)	(1)	(1)
Total related party receivables	7	27
Of which:
Amounts due from related parties - current	7	27
(f) Trading and other balances primarily comprise receivables from Sonadrill and, as at December 31, 2022, Gulfdrill, SeaMex and PES for related party management and crewing fees. Per our contractual terms, these balances are either settled monthly or quarterly in arrears, or in certain cases, in advance.
(g) Allowances recognized for expected credit losses on our related party loan and trade receivables following adoption of accounting standard update 2016-13 - Measurement of Credit Losses on Financial Instruments. Refer to Note 5 - ''Current expected credit losses'' for further information.
The below table provides an analysis of the receivable balance by counterparty:

(In $ millions)	As at June 30, 2023	As at December 31, 2022
Sonadrill	8	17
Gulfdrill	—	9
PES / SeaMex	—	2
Gross amount receivable	8	28
Less: CECL allowance	(1)	(1)
Receivable net of CECL allowance	7	27